UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 7, 2013 (January 1, 2013)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of January 1, 2013, the Board of Directors (the “Board”) of SM Energy Company (the “Company”) authorized the amendment and restatement of the Company's Bylaws (as amended and restated, the “Amended and Restated Bylaws”). The revisions to the Amended and Restated Bylaws include, among other things, the following:

▪	amending the date of the annual meeting of stockholders to be such date as set by resolution of the Board;

▪	deleting the ability of stockholders to act by written consent;

▪	deleting language naming the Chairman of the Board as an officer of the Company;

▪	deleting language naming the assistant treasurer as an officer of the Company;

▪	amending the officers that may sign a stock certificate of the Company to include the president or any vice president, and the secretary or any assistant secretary;

▪
amending language concerning the Company's obligation to indemnify any director, officer, employee or agent of Company for any suit or action by or in the right of the Company to provide that the Company shall not indemnify any director, officer, employee or agent if such person is adjudged to be liable to the Company for negligence or misconduct in the performance of his or her duty to the Company;

▪
adding language to provide that if any director, officer, employee or agent successfully defends any action, suit or proceeding, then the Company shall indemnify such person for expenses without any additional action on the part of the Company (other than a good faith determination that such person successfully defended the action, suit or proceeding);

▪	adding language to provide that the Company's stockholders may make a determination that a director, officer, employee or agent met the applicable standards for indemnification;

▪
adding language to provide that entry of a judgment by consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of any duty, or of any other issue or matter;

▪
deleting language concerning officers and employees of the Company pursuing oil and gas opportunities for their own account, which is now addressed by the Company's Code of Ethics and Conflict of Interest Policy; and

▪	deleting language concerning the activities of the Board's Executive Committee.

The Amended and Restated Bylaws also include certain technical and non-substantive modifications.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is furnished as part of this report:
	Exhibit 3.1	Amended and Restated By-Laws of SM Energy Company, effective as of January 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	January 7, 2013	By:	/s/ David W. Copeland
David W. Copeland
Senior Vice President, General Counsel and Corporate Secretary